Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Amendment No. 1 of the annual report of Pillarstone Capital REIT (the “Company”) on Form 10-K for the period ending December 31, 2021 (the “Report”) with the Securities and Exchange Commission, I, Dennis H. Chookaszian, Acting Principle Chief Executive Officer and I, John J. Dee, Chief Financial Officer and Senior Vice President, of the Company, certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and
(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

PILLARSTONE CAPITAL REIT
		By:	/s/ Dennis H. Chookaszian
Date:	April 29, 2022		Dennis H. Chookaszian Acting Principle Executive Officer

PILLARSTONE CAPITAL REIT
		By:	/s/ John J. Dee
Date:	April 29, 2022		John J. Dee Chief Financial Officer and Senior Vice President